Exhibit 10.1
Share Transfer Agreement

Present agreement is signed by the following parties on 10th (day), December (month), 2009(year) in Dalian:

Share transferor: Dalian Sandaoke Chemical Inc. (hereinafter referred to as Party A):
Share transferee: Dalian Dongtai Industrial Waste Treatment Co., Ltd. (hereinafter referred to as Party B):

Terms and Conditions of Contract

1 Party A would transfer the “3% of interestin Dongtai Organic” to Party B.
2 Party B should pay RMB 1,200,000 to Party A.
3Party A has no rights or obligations on the 3% of equity transferred to Party B.
4. The Equity Transfer Agreement become effective upon signature.
5. This Agreement is made in Chinese with four originals. Each Party shall have one set of the original version. One set is filed with Industrial & Commerical Administration Bureau and one set is maintained by the company.

Share transferor: Dalian Sandaoke Chemical Inc.
Legal representative: /s/ Cong Li
Date: December 10, 2009

Share transferee: Dalian Dongtai Industrial Waste Treatment.,Ltd.
Legal representative: /s/Dong Jing
Date: December 10, 2009